UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811- 05276

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item I. Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/15 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
December 31, 2015:
$877,025

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), for the year ended December 31, 2015.
While absolute returns were disappointing, the Fund significantly outperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Price Index, for the year. The Fund, launched on December 31, 2014, is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. Based on a proprietary multi-factor model that incorporates an array of selection criteria to guide the Fund’s portfolio composition, we have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset value’s. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the year. The discussion highlights key factors influencing performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the year ended December 31, 2015, especially given the newsworthy events of the year.
Economic Review
The capital markets were focused for much of the year on probable tightening by the Federal Reserve (the Fed). While improving job numbers were supportive of a rise in rates, the Fed’s inflation target of 2% remained elusive. Indeed, the headline Consumer Price Index (CPI) rose just 0.7% year over year before seasonal adjustment as of December 2015. Core inflation, which excludes food and energy, was up 2.1% in December 2015 from a year earlier. Notably, while the food segment of the CPI increased 0.8% during the 12 months ended December 2015, the energy segment of the CPI, despite rising in the months of May, June, July and October 2015, declined 12.6% over the same 12-month span.
Amidst this backdrop, the long-awaited first hike of short-term interest rates in more than nine years was finally announced at the Fed’s December 2015 meeting. The increase in the targeted federal funds rate was a modest 25 basis points.
Despite the U.S. unemployment rate drop from 5.6% at year-end 2014 to 5.0% at year-end 2015 and a marked improvement in job creation, consumer spending remained somewhat lackluster and wage inflation remained muted.
U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. In the second quarter of 2015, U.S. GDP grew at a strong annualized rate of 3.9%, in large part based on better consumer spending, before slowing to 2.0% in the third quarter. The slowdown in the third quarter reflected a downturn in private inventory investment and deceleration in exports, non-residential fixed investment and state

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report
To Contractowners

and local government spending compared to the quarter prior. According to the advance estimate, U.S. GDP for the fourth quarter of 2015 slowed to an annualized pace of 0.7%, as heightened volatility in the capital markets, geopolitical tensions and global economic factors combined to impact U.S. economic growth.
Closed-End Fund Market Review
The year ended December 31, 2015 was a volatile one for equity closed-end fund investors. Most equity closed-end funds’ performance was weaker than their underlying equity holdings’ performance. As such, the discount on many closed-end funds widened throughout the year. At the year’s close, the Fund’s average discount to net asset value was approximately 10.4%.
The performance of many closed-end equity funds was largely impacted by their percentage of energy exposure. During 2015, the price of oil declined by approximately 30%, an extraordinary decrease that not only impacted energy companies but also those companies that service this critical industry.
In turn, lower commodity prices, especially of oil, as well as the impact of rising interest rates, hurt the closed-end fund market. While energy was the worst performing sector within the S&P 500® Index, down 17.13% during the reporting period, energy master limited partnership (MLP) closed-end funds and energy equity closed-end funds lagged even more, according to Morningstar, as the outlook for lower U.S. oil production hampered their transportation/infrastructure-focused businesses. Traditionally considered for their attractive and dependable yields, some MLPs, were forced to cut their dividends during the reporting period.
Lower commodity prices also pressured the materials sector, which ended in negative territory as well. Additionally, the interest rate-sensitive utilities sector posted negative returns during the reporting period, as investors anticipated higher interest rates. In turn, other closed-end fund categories experienced weakness and included natural resources, precious metals, emerging markets and utilities.
On the other hand, consumer discretionary, consumer staples and information technology stocks fared best within the S&P 500® Index. Worldwide, developed markets outperformed emerging markets. Top performing equity closed-fund categories during the reporting period included Japan equities and preferred stock.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective. The Fund primarily invests in a diversified basket of U.S. closed-end funds, which the Adviser believes offer opportunities for growth and dividend income. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves. The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities.
Manager Discussion of Trust Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2015.
How did the Fund perform during the annual period?
The Fund generated a total return of  -7.00% during the 12 months ended December 31, 2015. This compares favorably to the -11.68% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Index (the “First Trust Index”), during the same period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While absolute returns were disappointing, the Fund’s outperformance of the First Trust Index can be attributed primarily to sector allocation decisions. Via its underlying closed-end funds, the Fund benefited primarily from its relatively underweighted allocation to the weak performing energy sector. During the annual period, energy closed-end funds in the First Trust Index underperformed and also saw their discounts to their NAVs widen.
Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy, real estate and natural resources closed-end funds during the reporting period. The Value Line quantitative model ranks all equity closed-end funds according to a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions helped the Fund’s performance. Decisions to increase the Fund’s exposure to health care and broad-based equity closed-end funds and to decrease the Fund’s exposure to energy and international closed-end funds contributed a net significant positive effect on relative results to the First Trust Index.
Which equity market sectors most significantly affected Fund performance when looking at the underlying closed-end funds vs. the Index?
Via underlying closed-end funds, positioning in energy, consumer discretionary and information technology contributed the most to the Fund’s relative performance. As the Fund was underweighted to and achieved effective selection within the energy closed-end funds category, it proved to be a top contributor. Energy closed-end funds were the weakest performers, and discounts to NAVs widened. Energy stocks were also the weakest in the S&P 500® Index during the annual period. The Fund’s overweighted exposures to the consumer discretionary and information technology sectors also boosted relative results. Consumer discretionary stocks were the strongest performers in the S&P 500® Index during the annual period, returning 10.18%, and information technology was the third best performing sector in the S&P 500® Index during the annual period, returning 5.87% during the same time frame. The Fund achieved effective selection within these two closed-end funds categories as well.
Detracting from relative results was exposure to the materials and telecommunication services sectors, via underlying closed-end funds. The Fund’s selection within these two sectors hurt most. Having an overweighted allocation to materials, which lagged, and an underweighted allocation to the stronger telecommunication services sector, also dampened relative results.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

Which underlying funds contributed the most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the annual period were positions in John Hancock Financial Opportunities Fund, Tortoise Energy Independence Fund and Nuveen NASDAQ 100 Dynamic Overwrite Fund.
Which underlying funds detracted from the Fund’s performance during the annual period?
The closed-end funds that detracted most from the Fund’s performance during the annual period were positions in Gamco Global Gold, Natural Resources & Income Trust, Tortoise MLP Fund and Salient Midstream and MLP Fund.
Did the Fund invest in other investments, other than closed-end funds, during the reporting period?
Yes, during the reporting period, we added equity exchange-traded funds (ETFs) to the Fund’s initial equity closed-end fund allocations.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the year.
Were there any notable changes in the Fund’s weightings during the year?
Again, because the Fund was launched on December 31, 2014, it was not a matter of making changes but rather of building the portfolio. From the start of the annual period on January 1, 2015 to its end on December 31, 2015, we decreased the Fund’s exposure to the energy and global/international-based categories of closed-end funds and increased its weightings in the information technology and health care closed-end fund categories.
How was the Fund positioned relative to its benchmark index at the end of December 2015?
As of December 31, 2015, the Fund owned 34 closed-end funds and two ETFs, individually weighted within a range of 0.9% to 4.1% of total net assets. This compares to the First Trust Index, which owned 173 closed-end funds with weightings within a range of 0.1% to 3.0% of total net assets.
From a sector perspective, at the end of December 2015, the Fund was overweight relative to the First Trust Index via positions in underlying closed-end funds in health care, financials, information technology and industrials. The Fund was underweight relative to the First Trust Index in energy and utilities.
What is your tactical view and strategy for the months ahead?
We intend to stay disciplined in our quantitative and qualitative decision-making processes. We believe that 2016 may be a brighter environment for closed-end funds. Our portfolio composition will be dynamically positioned to opportunistically capture not only capital appreciation and current income from the underlying closed-end funds but excess capital appreciation as the discounts narrow.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

Top Ten Holdings (As of 12/31/2015) (Unaudited)
Company	Percentage of Net Assets
Nuveen Dow 30sm Dynamic Overwrite Fund	4.34%
Nuveen NASDAQ 100 Dynamic Overwrite Fund	4.20%
General American Investors Co., Inc.	4.19%
Liberty All Star Equity Fund	4.18%
Gabelli Equity Trust, Inc.	4.18%
Tekla Healthcare Opportunities Fund	4.16%
Tekla Healthcare Investors	4.06%
Gabelli Dividend & Income Trust (The)	4.04%
Blackrock Science & Technology Trust	3.65%
Eaton Vance Risk-Managed Diversified Equity Income Fund	3.59%
Portfolio Composition at December 31, 2015 (Unaudited):
(Percentage of Investment Securities)
Closed-End Funds Sector Weightings (As of 12/31/2015) (Unaudited)

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

Average Annual Total Returns (For periods ended 12/31/2015) (Unaudited)
Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	-7.00%
First Trust Equity Closed End Total Return Index	-11.68%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made since inception in the Fund to that of the First Trust Equity Closed End Total Return Price Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividends.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Annual Report To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2015 and held for six months ended December 31, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$937.50	$8.55	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

Schedule of Investments
December 31, 2015
Shares		Value
Closed-End Funds — 89.5%
CHINA REGION — 2.1%
440	Morgan Stanley China A Share Fund, Inc.	$8,760
550	Templeton Dragon Fund, Inc.	9,796
		18,556
ENERGY LIMITED PARTNERSHIP — 5.0%
1,150	Fiduciary/Claymore MLP Opportunity Fund	14,927
975	First Trust Energy Infrastructure Fund	14,225
850	Tortoise MLP Fund, Inc.	14,756
		43,908
EQUITY ENERGY — 1.7%
1,200	BlackRock Energy and Resources Trust	15,036
GLOBAL REAL ESTATE — 3.4%
2,500	Alpine Global Premier Properties Fund	14,425
2,000	CBRE Clarion Global Real Estate Income Fund	15,280
		29,705
HEALTH — 8.2%
1,200	Tekla Healthcare Investors	35,592
2,100	Tekla Healthcare Opportunities Fund	36,519
		72,111
INDUSTRIALS — 2.5%
1,800	Voya Infrastructure Industrials and Materials Fund	22,068
LARGE BLEND — 16.9%
6,900	Gabelli Equity Trust, Inc.	36,639
1,150	General American Investors Co., Inc.	36,731
6,850	Liberty All Star Equity Fund	36,647
2,650	Nuveen Dow 30sm Dynamic Overwrite Fund	38,054
		148,071
LARGE GROWTH — 7.9%
1,300	Eaton Vance Enhanced Equity Income Fund	17,446
3,100	Eaton Vance Risk-Managed Diversified Equity Income Fund	31,496
1,450	Nuveen Core Equity Alpha Fund	20,692
		69,634
LARGE VALUE — 7.2%
3,600	BlackRock Enhanced Equity Dividend Trust	27,396
1,922	Gabelli Dividend & Income Trust (The)	35,480
		62,876
Shares		Value
MISCELLANEOUS REGION — 1.4%
750	Mexico Fund, Inc. (The)	$12,465
MODERATE ALLOCATION — 3.5%
1,600	Eaton Vance Tax-Advantaged Dividend Income Fund	30,944
NATURAL RESOURCES — 3.2%
1,800	BlackRock Resources & Commodities Strategy Trust	12,798
3,200	GAMCO Global Gold Natural Resources & Income Trust	15,200
		27,998
REAL ESTATE — 1.8%
1,450	Nuveen Real Estate Income Fund	15,399
TECHNOLOGY — 7.9%
1,850	Blackrock Science & Technology Trust	32,024
1,900	Nuveen NASDAQ 100 Dynamic Overwrite Fund	36,803
		68,827
UTILITIES — 6.4%
1,250	BlackRock Utility and Infrastructure Trust	20,975
900	Cohen & Steers Infrastructure Fund, Inc.	17,172
1,200	Duff & Phelps Global Utility Income Fund, Inc.	17,676
		55,823
WORLD ALLOCATION — 5.3%
875	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	18,655
4,700	Wells Fargo Global Dividend Opportunity Fund	27,824
		46,479
WORLD STOCKS — 5.1%
2,400	Alpine Total Dynamic Dividend Fund	18,432
3,800	Voya Global Equity Dividend and Premium Opportunity Fund	26,600
		45,032
Total Closed-End Funds (Cost $836,709)		784,932
Exchange-Traded Funds — 5.5%
FINANCIAL — 3.6%
350	iShares U.S. Financial Services ETF	31,493
HEALTH — 1.9%
50	iShares Nasdaq Biotechnology ETF	16,916
Total Exchange-Traded Funds (Cost $47,599)		48,409

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund

Schedule of Investments (Continued)
December 31, 2015
Shares		Value
Short-Term Investment — 10.1%
Money Market Fund — 10.1%
88,192	State Street Institutional Liquid Reserves Fund	$88,192
Total Short-Term Investments (Cost $88,192)		88,192
Total Investments — 105.1% (Cost $972,500)		$921,533
Excess of Liabilities Over Cash and Other Assets — (5.1)%		(44,508)
Net Assets — 100.0%		$877,025
Net Asset Value Per Outstanding Share ($877,025 ÷ 94,293 shares outstanding)		$9.30
ETF
Exchange Traded Fund.

MLP
Master Limited Partnership.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$784,932	$—	$—	$784,932
Exchange-Traded Funds	48,409	—	—	48,409
Short-Term Investment	88,192	—	—	88,192
Total Investments in Securities	$921,533	$—	$—	$921,533

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund

Statement of Assets and Liabilities
Statement of Operations

At December 31, 2015

Assets:
Investment securities, at value (Cost – $ 972,500)	$921,533
Receivable from Adviser	9,730
Due from custodian	1,342
Interest and dividends receivable	3,498
Total Assets	936,103
Liabilities:
Due to custodian	393
Payable for securities purchased	21,043
Accrued expenses:
Custody fee payable	15,551
Tax fee payable	7,973
Printing fee payable	7,129
Legal fee payable	4,904
Directors’ fees and expenses	1,580
Other	505
Total Liabilities	59,078
Net Assets	$877,025
Net assets consist of:
Additional paid-in capital	$910,816
Undistributed net investment income	9,730
Accumulated net realized gain on investments	7,446
Net unrealized depreciation of investments	(50,967)
Net Assets	$877,025
Net Asset Value Per Outstanding Share ($877,025 ÷ 94,293 shares outstanding)	$9.30

For the Year Ended
December 31, 2015

Investment Income:
Dividends	$17,458
Interest	49
Total Income	17,507
Expenses:
Advisory fee	4,582
Service and distribution plan fees	1,833
Sub-transfer agent fees	210
Custodian fees	47,898
Auditing and legal fees	13,663
Tax expense	11,932
Printing and postage	13,262
Transfer agent fees	3,434
Directors’ fees and expenses	1,694
Insurance	850
Other	621
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	99,979
Less: Advisory Fees Waived and Expenses Reimbursed	(89,917)
Less: Service and Distribution Plan Fees Waived	(1,833)
Less: Sub-transfer Agent Fees Waived	(210)
Net Expenses	8,019
Net Investment Income	9,488
Net Realized and Unrealized Loss on:
Net Realized Gain From:
Investments	7,446
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(50,967)
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on	(43,521)
Net Decrease in Net Assets from Operations	$(34,033)

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund

Statement of Changes in Net Assets

Year Ended December 31, 2015
Operations:
Net investment income	$9,488
Net realized loss on investments	7,446
Change in net unrealized appreciation/(depreciation) on investments	(50,967)
Net decrease in net assets from operations	(34,033)
Share Transactions:
Proceeds from sale of fund shares	912,385
Cost of fund shares redeemed	(1,327)
Net increase in net assets from fund share transactions	911,058
Total increase in net assets	877,025
Net Assets:
Beginning of year	—
End of year	$877,025
Undistributed net investment income included in net assets, at end of year	$9,730

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
Year Ended December 31, 2015
Net asset value, beginning of year	$10.00
Income/(loss) from investment operations:
Net investment income	0.10
Net losses on securities (both realized and unrealized)	(0.80)
Total from investment operations	(0.70)
Net asset value, end of year	$9.30
Total return*	(7.00)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$877
Ratio of gross expenses to average net assets(1)	21.69%
Ratio of net expenses to average net assets(2)	1.75%
Ratio of net investment income to average net assets	2.06%
Portfolio turnover rate	91%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns.

(1)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(2)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund

Notes to Financial Statements

December 31, 2015

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. Value Line VIP Equity Advantage Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which Eulav Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of 12 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds and Exchange-Traded Funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line VIP Equity Advantage Fund

Notes to Financial Statements (Continued)

December 31, 2015

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the year ended December 31, 2015, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the year ended December 31, 2015, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Other: The Fund holds certain investments which pays dividends to its shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Offering Expenses: The Adviser, on behalf of Value Line VIP Equity Advantage Fund, has agreed to incur all of the Fund’s organizational expenses and all offering costs.
(I) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line VIP Equity Advantage Fund

Notes to Financial Statements (Continued)

December 31, 2015

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
Year Ended December 31, 2015
Shares sold	94,434
Shares issued to shareholders in reinvestment and distributions	0
Shares redeemed	(141)
Net increase	94,293

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Year Ended December 31, 2015
PURCHASES:
Investment Securities	$1,341,326
SALES:
Investment Securities	$436,161

4.
Income Taxes

At December 31, 2015, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$973,044
Gross tax unrealized appreciation	$5,198
Gross tax unrealized depreciation	(56,709)
Net tax unrealized depreciation on investments	$(51,511)
Undistributed ordinary income	$9,730
Undistributed long-term gain	$7,990
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $242 and decreased additional paid-in capital by $242. Net assets are not affected by these reclassifications. These reclasses were primarily due to non-deductible 12b-1 fees.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $4,582 was paid or payable to the Adviser for the year ended December 31, 2015. This was computed at an annual rate of 1.00% of the average daily net assets of the Fund, during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.

■ Value Line VIP Equity Advantage Fund

Notes to Financial Statements (Continued)

December 31, 2015

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2015, fees amounting to $1,833, before fee waivers, were accrued under the Plan.
Effective January 1, 2015, the Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2016 only with the agreement of the Board of the Fund. For the year ended December 31, 2015, the Adviser waived fees of  $4,582, reimbursed expenses of $85,335 and the Distributor waived fees of  $1,833. As of December 31, 2015, amounts of  $89,917 and $1,833 are subject to recovery by the Adviser and Distributor, respectively.
The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2015, sub-TA fees of  $210 were waived.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
6.
New Accounting Pronouncements

In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

■ Value Line VIP Equity Advantage Fund

 Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Value Line VIP Equity Advantage Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust, at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 17, 2016

■ Value Line VIP Equity Advantage Fund

Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line VIP Equity Advantage Fund

Management Information
The business and affairs of the Fund are managed by the officers of the Trust under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the other registered investment companies advised by the Adviser (together with the Fund, the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 45	Trustee	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)
Non-Interested Trustees
Joyce E. Heinzerling Age: 59	Trustee	Since 2014	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	12	None
James E. Hillman Age: 58	Trustee	Since 2015	Chief Financial Officer Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, (2006-2011).	12	Miller/Howard High Income Equity Fund (November 2014 to present)
Michael Kuritzkes Age: 55	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), (2013-2014); Executive Vice President and General Counsel, Philadelphia Media LLC, (2010-2013).	12	None
Francis C. Oakley Age: 84	Trustee	Since 2014	Professor of History, Williams College, (1961-2002), Professor Emeritus since 2002, President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None

■ Value Line VIP Equity Advantage Fund

Management Information (Continued)
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
David H. Porter Age: 80	Trustee (Chairman of the Board of the Value Line Funds since 2014)	Since 2014	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	12	None
Paul Craig Roberts Age: 76	Trustee	Since 2014	Chairman, Institute for Political Economy.	12	None
Nancy-Beth Sheerr Age: 66	Trustee	Since 2014	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 45	President	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 65	Chief Compliance Officer	Since 2014	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 37	Treasurer and Chief Financial Officer; Secretary	Since 2014	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.
The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-221-3253.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert

((a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees 2015 - $147

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2015 - $3,958

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2015 - None

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 10, 2016